Credit Suisse First Boston
ABSC 2005-HE8
7,933 records
All records

Selection Criteria: All records
Table of Contents
  Remaining Balance
  FICO
  LTV(1)
  Loan Purpose
  Property Type
  Occupancy
  State
  Documentation
  IO
  LIEN
  Loans with Silent Seconds

1. Remaining Balance

Remaining Balance	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
0.01 - 50000.00	526	20,217,787.97	38,436.86	1.42	9.912	348	631	93.34	93.44	39.97	69.84	94.45	72.32	0.00	29.84
50000.01 - 70000.00	763	45,775,819.73	59,994.52	3.21	8.795	343	610	84.28	85.88	37.18	64.88	89.92	84.32	0.28	46.70
70000.01 - 75000.00	181	13,186,163.90	72,851.73	0.92	8.524	352	605	84.44	86.96	38.58	67.48	91.69	87.28	1.67	45.84
75000.01 - 100000.00	1,067	93,669,376.51	87,787.61	6.57	7.919	350	611	82.06	86.37	37.93	68.86	93.84	83.79	3.28	45.32
100000.01 - 200000.00	2,852	413,340,764.60	144,930.14	28.99	7.351	355	610	79.62	84.22	39.66	67.00	92.51	77.14	11.47	55.97
200000.01 - 300000.00	1,286	318,900,619.70	247,978.71	22.37	7.042	357	617	79.67	84.21	41.21	57.81	90.85	73.52	25.35	58.62
300000.01 - 400000.00	676	232,937,639.91	344,582.31	16.34	6.972	358	628	81.93	87.18	41.97	47.41	89.34	70.69	34.64	52.84
400000.01 - 500000.00	364	162,489,711.32	446,400.31	11.40	6.879	358	639	83.20	89.21	42.03	42.51	91.06	69.57	56.58	48.42
500000.01 - 1000000.00	218	125,117,088.66	573,931.60	8.78	6.804	357	657	83.52	89.01	40.71	34.96	91.36	75.04	68.07	50.23
Total:	7,933	1,425,634,972.30	179,709.44	100.00	7.249	356	622	81.31	86.04	40.55	56.24	91.38	74.92	27.32	53.23

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2. FICO

FICO	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
<= 599	3,151	517,769,468.72	164,319.10	36.32	7.620	356	559	78.66	80.65	40.78	71.56	95.89	79.08	13.91	69.15
600 - 619	991	170,237,927.59	171,783.98	11.94	7.090	356	609	81.40	85.37	39.56	67.25	93.21	75.66	30.98	59.57
620 - 639	1,077	192,996,203.86	179,197.96	13.54	7.158	355	629	83.03	89.21	40.83	51.32	92.97	74.77	33.24	48.70
640 - 659	892	169,646,924.94	190,187.14	11.90	7.005	356	649	83.05	88.64	40.38	48.21	91.70	72.67	33.63	47.87
660 - 679	717	142,848,557.12	199,230.90	10.02	6.962	356	669	83.33	90.67	41.00	41.45	85.18	69.23	34.55	38.30
680 - 699	440	85,471,174.19	194,252.67	6.00	6.928	354	689	83.44	90.89	40.32	35.30	85.74	68.81	39.52	32.57
700 - 719	266	57,741,285.51	217,072.50	4.05	6.957	354	709	83.61	91.95	40.89	32.49	81.92	76.21	41.75	34.06
720 >=	399	88,923,430.37	222,865.74	6.24	7.014	356	748	82.72	90.97	40.08	31.27	79.05	68.12	40.78	24.73
Total:	7,933	1,425,634,972.30	179,709.44	100.00	7.249	356	622	81.31	86.04	40.55	56.24	91.38	74.92	27.32	53.23

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3. LTV(1)

LTV(1)	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
< 80.00	2,057	359,615,575.58	174,825.27	25.22	6.984	353	597	67.62	68.33	39.96	63.12	94.72	77.48	13.24	84.94
= 80.00	2,157	436,662,222.53	202,439.60	30.63	6.882	357	637	80.00	94.36	41.07	49.04	94.75	73.33	41.07	23.09
80.01 - 85.00	936	182,024,507.99	194,470.63	12.77	7.412	356	596	84.38	85.33	39.97	58.83	92.77	78.03	20.11	71.36
85.01 - 90.00	1,318	278,754,789.64	211,498.32	19.55	7.357	357	629	89.61	89.80	40.59	56.67	80.91	74.08	27.53	56.51
90.01 - 95.00	429	99,558,244.46	232,070.50	6.98	7.420	357	649	94.67	94.67	40.60	60.66	86.69	70.45	49.03	54.51
95.01 - 100.00	1,036	69,019,632.10	66,621.27	4.84	9.839	356	657	99.96	99.96	41.61	50.94	98.06	73.35	0.58	15.73
Total:	7,933	1,425,634,972.30	179,709.44	100.00	7.249	356	622	81.31	86.04	40.55	56.24	91.38	74.92	27.32	53.23

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4. Loan Purpose

Loan Purpose	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
Purchase	3,112	529,849,853.38	170,260.24	37.17	7.427	358	649	84.74	95.14	41.09	39.93	84.72	68.28	35.92	0.00
Refinance - Cashout	4,030	758,827,817.98	188,294.74	53.23	7.165	354	604	78.87	79.23	40.06	64.73	95.02	78.59	21.72	100.00
Refinance - Rate/Term	791	136,957,300.94	173,144.50	9.61	7.025	353	615	81.51	88.55	41.17	72.28	96.96	80.33	25.10	0.00
Total:	7,933	1,425,634,972.30	179,709.44	100.00	7.249	356	622	81.31	86.04	40.55	56.24	91.38	74.92	27.32	53.23

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5. Property Type

Property Type	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
2-4 Unit	450	108,621,577.92	241,381.28	7.62	7.338	358	644	80.73	85.00	41.87	35.82	75.31	0.00	20.71	49.47
Condo	490	88,111,691.89	179,819.78	6.18	7.284	357	634	82.50	88.82	40.78	48.44	86.36	0.00	39.13	39.27
PUD - Attached	174	26,332,216.03	151,334.57	1.85	7.288	357	615	81.55	87.55	41.54	64.10	93.53	0.00	34.99	44.53
PUD - Detached	688	134,443,181.58	195,411.60	9.43	7.398	357	619	82.80	88.05	40.67	56.59	87.70	0.00	27.11	46.43
Single Family	6,131	1,068,126,304.88	174,217.31	74.92	7.217	355	620	81.07	85.63	40.36	58.72	93.84	100.00	26.85	55.83
Total:	7,933	1,425,634,972.30	179,709.44	100.00	7.249	356	622	81.31	86.04	40.55	56.24	91.38	74.92	27.32	53.23

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6. Occupancy

Occupancy	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
Investment Property	501	98,450,139.99	196,507.27	6.91	8.032	357	659	85.27	85.33	38.51	27.79	0.00	54.12	0.49	34.31
Primary Residence	7,295	1,302,733,610.27	178,578.97	91.38	7.182	355	619	80.97	85.99	40.64	58.93	100.00	76.94	29.14	55.35
Second Home	137	24,451,222.04	178,476.07	1.72	7.665	356	651	83.34	91.64	43.82	27.51	0.00	51.31	38.01	16.42
Total:	7,933	1,425,634,972.30	179,709.44	100.00	7.249	356	622	81.31	86.04	40.55	56.24	91.38	74.92	27.32	53.23

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7. State

State	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
California	1,788	500,632,160.57	279,995.62	35.12	6.936	357	635	80.66	85.81	41.37	46.69	93.00	82.33	49.60	54.30
Georgia	152	18,869,413.27	124,140.88	1.32	7.688	356	617	83.54	90.97	38.10	60.62	86.98	74.89	17.92	42.75
Massachusetts	269	59,750,444.37	222,120.61	4.19	7.215	357	618	81.12	85.71	42.48	58.20	92.23	64.23	15.81	58.42
New York	333	76,735,123.83	230,435.81	5.38	7.076	354	640	79.89	84.14	41.33	44.90	89.58	66.08	19.00	54.27
Other	5,391	769,647,830.26	142,765.32	53.99	7.462	355	613	81.83	86.29	39.85	63.32	90.54	71.82	14.78	52.28
Total:	7,933	1,425,634,972.30	179,709.44	100.00	7.249	356	622	81.31	86.04	40.55	56.24	91.38	74.92	27.32	53.23

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8. Documentation

Documentation	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
Full Doc - 1yr W2	1,903	310,908,516.32	163,378.10	21.81	6.966	352	603	79.19	81.31	41.02	100.00	96.18	77.74	19.36	71.25
Full Doc - 12 M BK STMTS	279	60,801,682.92	217,927.18	4.26	6.955	356	625	83.89	89.10	36.74	100.00	88.69	75.16	34.88	46.27
Full Doc - 2yr W2/Tax Returns	2,754	427,523,531.80	155,237.30	29.99	7.064	356	606	81.88	86.87	40.74	100.00	96.42	79.20	25.29	56.12
Full Doc - 24 M BK STMTS	12	2,529,868.19	210,822.35	0.18	6.826	358	611	78.26	80.93	29.30	100.00	100.00	48.52	18.92	62.98
Limited Doc - 6 M BK STMTS	107	23,827,942.68	222,691.05	1.67	6.880	357	620	81.97	87.39	35.67	0.00	96.25	84.05	33.93	57.46
Limited - 12 M BK STMTS	6	1,268,257.17	211,376.20	0.09	7.310	358	604	74.40	77.17	37.26	0.00	100.00	83.22	20.05	66.11
Stated Doc	2,872	598,775,173.22	208,487.18	42.00	7.575	357	643	81.74	87.58	40.80	0.00	85.32	70.11	31.92	42.27
Total:	7,933	1,425,634,972.30	179,709.44	100.00	7.249	356	622	81.31	86.04	40.55	56.24	91.38	74.92	27.32	53.23

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9. IO

IO	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
N	6,687	1,036,173,543.83	154,953.42	72.68	7.434	355	613	80.69	83.96	40.24	59.04	89.08	75.40	0.00	57.33
Y	1,246	389,461,428.47	312,569.36	27.32	6.757	358	647	82.96	91.58	41.37	48.79	97.49	73.65	100.00	42.31
Total:	7,933	1,425,634,972.30	179,709.44	100.00	7.249	356	622	81.31	86.04	40.55	56.24	91.38	74.92	27.32	53.23

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10. LIEN

LIEN	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
1	6,962	1,367,622,539.93	196,441.04	95.93	7.123	356	621	80.53	85.47	40.49	56.56	91.11	75.07	28.48	54.96
2	971	58,012,432.37	59,745.04	4.07	10.215	356	655	99.55	99.55	41.87	48.56	97.69	71.35	0.00	12.35
Total:	7,933	1,425,634,972.30	179,709.44	100.00	7.249	356	622	81.31	86.04	40.55	56.24	91.38	74.92	27.32	53.23

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11. Loans with Silent Seconds

Loans with Silent Seconds	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV(1)	CLTV	DTI	% of full doc	% of Primary Owner	% Single Family	% IO Loans	% Cashout
N	6,236	1,073,233,352.22	172,102.85	75.28	7.421	355	613	81.68	81.68	40.20	59.46	89.58	75.72	20.27	69.13
Y	1,697	352,401,620.08	207,661.53	24.72	6.725	358	651	80.16	99.31	41.60	46.43	96.85	72.50	48.78	4.79
Total:	7,933	1,425,634,972.30	179,709.44	100.00	7.249	356	622	81.31	86.04	40.55	56.24	91.38	74.92	27.32	53.23

(1) LTV refers to loan to value for first lien loans and combined loan to value for second lien loans.

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